Financial Instruments and Financial Risk Management - Summary of Non-derivative Financial Liabilities and Gross and Net Settled Derivative Financial Instruments Into Relevant Maturity Groupings (Parenthetical) (Details)
$ in Millions
Dec. 31, 2020 USD ($)
Disclosure Of Maturity Analysis For Nonderivative Financial Liabilities [Abstract]
Derivative financial assets, net	$ 30.2
Derivative financial liabilities, net	$ 15.5